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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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      Date of Report (Date of earliest event reported): July 30, 1997
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



 MASSACHUSETTS                       0-23668                     04-2987600
 -------------                       -------                     ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


  32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
  -----------------------------------------------------------
  (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code: (508) 777-4247
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Item 5.   Other Events.
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     On July 30, 1997, the Registrant publicly disseminated a press release announcing that it had announced its financial results for the second quarter and six months ended June 30, 1997. Revenues for the fiscal 1997 second quarter were $1,412,000 compared to $2,211,000 for the 1996 second quarter. Net loss for the quarter was $906,000, or $0.17 per share, compared to a net loss of $272,000, or $0.05 per share, for the same period a year ago. For the six months ended June 30, 1997, revenues were $3,051,000, compared with $4,155,000 for the same period in the preceding year. Net loss for the 1997 first half was $1,343,000, or $0.26 per share, compared with a net loss of $556,000 or $0.13, per share, for the comparable period in the preceding year. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.


Item 7.  Financial Statements And Exhibits.
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(c)    Exhibit.

99.1      The Registrant's Press Release dated July 30, 1997.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IBIS TECHNOLOGY CORPORATION
                                          (Registrant)


                                          /S/Timothy Burns
Date: August 5, 1997                      ----------------------------------
                                          Timothy Burns
                                          Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit                                                     Sequential
Number                  Description                         Page Number
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99.1                    The Registrant's Press Release            5
                        dated July 30, 1997








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